UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2007

Hampden Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 31, 2007, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, announced its financial results for the three and twelve months ended June 30, 2007.   The press release announcing financial results for the three and twelve months ended June 30, 2007 is included as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2007, the Company elected Mr. Richard Suski to join the Board of Directors, effective July 31, 2007. Mr. Suski, of Glastonbury, Connecticut, was Audit Partner-in-Charge of Financial Institutions of the Hartford office of KPMG LLP. In addition, after leaving KPMG LLP he served on the boards of First Federal Savings-East Hartford and the Savings Bank of Manchester. Mr. Suski has been appointed to the audit committee of the Company. A press release announcing the election of Mr. Suski to the Board of Directors is attached as Exhibit 99.1.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 31, 2007, the Board of Directors of Hampden Bancorp, Inc. (the “Board”) adopted resolutions providing for certain amendments to Article I, Section 1 of Hampden Bancorp, Inc.’s Amended and Restated Bylaws (the “Bylaws”) to clarify the timing for the Company’s annual meeting of shareholders.  In addition, in response to new NASDAQ listing requirements that mandate that all NASDAQ listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the Board adopted a resolution which provided amendments to Article V, Section 1 of the Bylaws, to provide that the shares of stock of the Corporation may be certificated or uncertificated, as provided by applicable law.  A copy of the Bylaws, reflecting the amendments adopted by the Board on July 31, 2007, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

(b) Not applicable.

Item 7.01. Regulation FD Disclosure

On July 31, 2007, the Company announced that its 2007 annual meeting of shareholders will be held on Thursday, November 1, 2007 at 10:00 a.m. (Eastern Time) at the Sheraton Springfield Monarch Place Hotel, One Monarch Place, Springfield, MA. The record date for shareholders entitled to vote at the meeting will be September 17, 2007. A copy of the press release issued by the Company on July 31, 2007 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events

On July 31, 2007, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.03 per common share, payable on August 28, 2007, to stockholders of record at the close of business on August 13, 2007.  A copy of the press release announcing the declaration is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hampden Bancorp, Inc.
99.1	Press Release issued by the Company on July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date: August 3, 2007	By:	/s/ Thomas R. Burton
Thomas R. Burton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hampden Bancorp, Inc.
99.1	Press Release issued by the Company on July 31, 2007.